Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On January 31, 2019, our shareholders approved a proposal to amend our restated certificate of incorporation to increase the number of authorized shares of our stock from 2,000,000,000 shares to 3,000,000,000 shares.
On February 1, 2019, we acquired WildHorse Resource Development Corporation (“WildHorse”), an oil and gas company with operations in the Eagle Ford Shale and Austin Chalk formations in southeast Texas for approximately 717.3 million shares of our common stock and $381 million in cash, and the assumption of WildHorse’s debt of $1.4 billion as of February 1, 2019. We funded the cash portion of the consideration through borrowings under our revolving credit facility.
On February 1, 2019, we entered into a first amendment (the “Chesapeake facility amendment”) to our Chesapeake revolving credit facility. Among other things, the Chesapeake facility amendment (i) designated Brazos Valley Longhorn and its subsidiaries as unrestricted subsidiaries under the Chesapeake revolving credit facility and (ii) expressly permitted our initial investment in WildHorse under the limitations on investments covenant. As a result of Brazos Valley Longhorn and its subsidiaries being designated as unrestricted subsidiaries under the Chesapeake revolving credit facility, transactions between Brazos Valley Longhorn and its subsidiaries, on the one hand, and Chesapeake and its subsidiaries other than Brazos Valley Longhorn, BVL Finance Corp. and the other BVL Guarantors, on the other hand, are required to be on an arm’s-length basis, subject to certain exceptions, and Chesapeake is limited in the amount of investments it can make in Brazos Valley Longhorn and its subsidiaries.
On February 1, 2019, Brazos Valley Longhorn, as successor by merger to WildHorse, entered into a sixth amendment (the “WildHorse facility amendment”) to the Wildhorse revolving credit facility. Among other things, the WildHorse facility amendment (i) amended the merger covenant and the definition of change of control to permit our acquisition of WildHorse and (ii) permits borrowings under the WildHorse revolving credit facility to be used to redeem or repurchase the WildHorse senior notes so long as certain conditions are met.
On February 1, 2019, Brazos Valley Longhorn, as successor by merger to WildHorse, and BVL Finance Corp., entered into a fourth supplemental indenture (the “WildHorse supplemental indenture”) to the WildHorse indenture. Pursuant to the Wildhorse supplemental indenture, (i) Brazos Valley Longhorn assumed the rights and obligations of WildHorse as issuer under the WildHorse indenture and (ii) BVL Finance Corp. was named as a co-issuer of the WildHorse senior notes under the WildHorse indenture. We will account for the WildHorse acquisition by applying the acquisition method of accounting, which requires the acquired assets and liabilities to be recorded at fair value as of the acquisition date.